LOAN AND SECURITY AGREEMENT


                  THIS LOAN AND SECURITY AGREEMENT is entered into this 16th day of July, 1997, between HEALTHCARE HEARING CLINICS, INC. (hereinafter called "Borrower"), whose principal place of business is 111 SW Fifth Avenue, Suite 2390, Portland, Oregon 97204, and PHONAK, INC. (hereinafter called "Phonak").


         1. DEFINITIONS. When used herein, the following terms shall have the following meanings:

                  1.1. ACCOUNT OR ACCOUNTS RECEIVABLE - includes contract rights and means all amounts due Borrower in the form of payments due and receivables from whatever source, and all proceeds and products thereof, including all causes of action thereon, and all of Borrower's rights and interests under the terms of any and all agreements, whether written or oral, legally enforceable, or conditionally provided for, including, but not limited to, all of Borrower's rights and interests in any and all accounts, notes, policies of insurance, drafts, leases, bills of lading, chattel papers and general intangibles consisting of rights to payment and the proceeds or products thereof.

                  1.2. ACCOUNT BORROWER - shall mean any party who is obligated to Borrower on any Account Receivable.

                  1.3. ADVANCE - means an amount of money requested and received by Borrower from Phonak in any single transaction and which is charged against the Line of Credit. All advances and repayments of advances shall be in United States Dollars.

                  1.4. COLLATERAL - means the property in which the Borrower has granted Phonak a continuing Security Interest which has been, is being or will be delivered, pledged, assigned or otherwise tendered to Phonak as security for payment of the Obligations. "Collateral" also includes any guaranty which has been, is being or will be given to Phonak and all property in which any guarantor has granted Phonak a security interest as security for the payment of the Obligations.

                  1.5. CONTRACT RIGHTS - shall mean any right to payment under a contract not yet earned by performance and not evidenced by an Instrument or Chattel Paper.

                  1.6. GENERAL INTANGIBLES OR INTANGIBLES - shall have the meaning assigned to such terms under the Illinois Commercial Code and shall mean and include, but not be limited to, customer lists, books and records (including, without limitation, correspondence, credit files, tapes, cards, computer runs, computer programs and other papers and documents) whether in the

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possession or control of the Borrower or any computer service bureau;  rights in franchises and sales contracts, patents, copyrights, trademarks, service marks, goodwill, logos, trade names, label designs, royalties, brand names, plans, blueprints, patterns, trade secrets, licenses, jigs, dies, molds and formulas; credits, tax refunds, returned and unearned insurance premiums; and choses in action.

                  1.7. CHATTEL PAPER, DOCUMENTS, GOODS AND INSTRUMENTS - shall have the respective meanings assigned to such terms in the Illinois Commercial Code as of the date of this Agreement.

                  1.8. INVOICE - shall mean a bill or claim form submitted to an Account Borrower for goods sold or services rendered on or before the date it bears. Each invoice shall indicate the time when, and the location where, such goods where shipped or delivered, or the services performed, and the amounts due therefore and shall (except with respect to claim forms submitted to insurance companies or other third parties for reimbursement) on its face be due and payable no more than 30 days after the date it bears.

                  1.9. LINE OF CREDIT - means an amount of principal not to exceed $500,000 which Phonak shall make available to Borrower pursuant to the terms of this Loan and Security Agreement.

                  1.10. OBLIGATIONS - means any and all indebtedness, obligations, liabilities and contractual duties of every kind and nature of Borrower to Phonak, whether nor existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, joint or several, and however created or arising and howsoever acquired by Phonak, and any and all renewals or extensions thereof, and all expenses and charges, legal or otherwise, including attorneys' fees, paid or incurred by Phonak in realizing upon or protecting the Collateral, or collecting or enforcing the payment of any and all such indebtedness, obligations, liabilities, expenses and charges.

                  1.11. PRIME RATE - means the interest rate described in the "Money Rates" section of the Wall Street Journal as the "prime rate", in effect from time to time. If the Wall Street Journal shall cease publication, then Phonak shall notify Borrower of the business publication or financial institution which shall define the prime rate for purposes of this Agreement.

                  1.12. REVOLVING CREDIT LOAN - means the outstanding balance owed by Borrower to Phonak under the terms of this Loan and Security Agreement.

                  1.13. REVOLVING CREDIT NOTE - means the promissory note in the form attached hereto as Exhibit A executed by Borrower evidencing Borrower's obligation to repay the Revolving Credit Loan.

                  1.14. SECURITY INTEREST - means the interest set forth and allowed in Article 9 of the Uniform Commercial Code. Although this Agreement is entered into in the State of Illinois and the parties have agreed that the substantive law of Illinois shall apply to this Agreement,


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where the location of  Borrower's  Collateral  requires the  application  of the procedural law of any other state, territory or foreign country, the Security Interest granted Phonak by Borrower shall include all rights and interests allowed or required of Phonak in those locations.

                  1.15. DATES FOR DELIVERY OF FINANCIAL  STATEMENTS - shall mean
(i) with respect to its annual reports on Form 10-K and its annual financial statements a date within 90 days after the end of the fiscal year of Borrower and (ii) with respect to its quarterly financial statements for each fiscal quarter other than the last quarter of Borrower's fiscal year a date within 45 days after the close of each fiscal quarter.

         2. LINE OF CREDIT. Phonak agrees to make available to Borrower a line of credit as described herein.

                  2.1. Subject to the terms and conditions of this Agreement, Phonak will make a line of credit available to Borrower ("line of credit"), pursuant to which Phonak shall from time to time make revolving credit loan Advances to Borrower. The aggregate amount of advances outstanding under the line of credit shall at no time exceed Five Hundred Thousand ($500,000.00) Dollars. The line of credit shall terminate, and all Advances and other sums due hereunder shall become due and payable on July 1, 1998.

                  2.2. The proceeds of the line of credit shall be disbursed to Borrower in accordance with written instructions of Borrower as and when same are received by Phonak. Proceeds of the line of credit shall be used by Borrower solely for business purposes.

                  2.3. All outstanding loan amounts, together with any accrued but unpaid interest thereon, or other sums due thereunder, shall be repaid in full no later than July 1, 1998. In addition, outstanding loans shall be repaid upon demand if and to the extent they exceed Five Hundred Thousand ($500,000.00) Dollars.

                  2.4. The Revolving Credit Loan shall be evidenced by the Revolving Credit Note.

                  2.5. The Line of Credit shall bear interest at a floating daily rate equal to the Prime Rate, in effect from time to time, with each change in such prime rate to take effect on the same day as each published change.

         3. CONDITIONS PRECEDENT. The obligation of Phonak to make the Loan is subject to Borrower's delivering or causing to be delivered to Phonak on the date of, but prior to the disbursement of any portion of the loan the following:

                  3.1 The Revolving Credit Note, duly executed by Borrower.

                  3.2 The Corporate Guaranty in the form attached hereto as Exhibit B duly executed by Healthcare Capital Corp.

                  3.3 Resolutions of the Board of Directors of Borrower approving the execution of the loan documents.

                  3.4  A   certificate,   dated  as  of  the  most  recent  date
practicable, of the Secretary of State of Washington as to the good standing of the Borrower.

                  3.5 UCC Financing Statements regarding all Collateral, duly executed by the Borrowers, as debtor, in a form acceptable to Phonak and filed in such offices as Phonak shall require.

                  3.6 A certificate dated of the most recent date practicable, of the appropriate governmental authority in a form acceptable to Phonak, as to the good standing of Healthcare Capital Corporation.

                  3.7 An opinion of borrower's counsel substantially in the form attached hereto as Exhibit C.

                  3.8 An opinion of Guarantor's counsel substantially in the form attached hereto as Exhibit D.

                  3.9 Resolutions of the Board of Directors of Healthcare Capital Corp. approving the execution of the Corporate Guaranty.

                  3.10 Payment for Lender's counsel fees and costs incurred in connection with this transaction.

                  3.11 Such other documents, certificates or evidence as Phonak may reasonably request to consummate the transactions contemplated hereby.

         4. GRANT OF SECURITY INTEREST. To secure the payment of all the Obligations, Borrower hereby grants to Phonak a continuing security interest in the following property of Borrower, now existing or hereafter arising or acquired, wherever now or hereafter located, except that no security interest is granted by Borrower with respect to any such property held, owned, used or acquired for use in association with Borrower's and HealthCare Capital Corp.'s business in the States of Michigan and Illinois: all Accounts and Accounts Receivable and all Goods whose sale, lease or other disposition by Borrower has given rise to Accounts and have been returned to or repossessed or stopped in transit by Borrower. The security interest in the Collateral granted to Phonak hereunder is granted to secure Borrower's Obligations, and the parties agree that Phonak shall have no obligation to perform any of Borrower's obligations under any contract rights assigned hereunder.

         5. GENERAL REPRESENTATIONS AND WARRANTIES OF BORROWER. To induce Phonak to enter into this Agreement, Borrower represents and warrants as follows:

                  5.1. Borrower has full power to enter into this Agreement, and none of the terms hereof is in contravention of law, or violates any provision of Borrower's charter or by-laws or any indenture, agreement or undertaking to which Borrower is a party or by which Borrower is bound.

                  5.2. Borrower is, and as to all Collateral hereafter acquired shall be, for so long as any Obligation to Phonak is outstanding, the owner of all Collateral free of any liens, Security Interests or claims of any kind, other than the Security Interest granted by this Agreement, and Borrower shall at all times defend the Collateral against any claim or demand of any person which is adverse to Phonak.

                  5.3. Borrower will not hereafter grant a Security Interest in the Collateral to any other party, or otherwise permit the encumbrances or disposition of Collateral without Phonak's prior written consent for so long as Borrower is indebted to Phonak on any Obligation, or until this Agreement is terminated according to its provisions.

                  5.4. The  Collateral or records  pertaining to the  Collateral
(except any part thereof which prior to the execution of this Agreement, Borrower shall have advised Phonak, in writing, consists of Collateral normally used in more than one state) will be kept at Borrower's clinic locations as identified on Exhibit E attached hereto, or at its main office: 111 SW Fifth Avenue, Suite 2390, Portland, Oregon 97204. Notwithstanding removal of the Collateral or records pertaining thereto to any other location, Phonak's security interest in the Collateral shall continue.

                  5.5. Borrower will comply with the terms and conditions of any orders, ordinances, regulations, laws or statutes of the Federal government or of any city, state or other governmental department having jurisdiction with respect to the conduct of business thereon. Borrower will, within five days after being notified, either orally or in writing, of any claim of violation of any such order, ordinance, regulation, law or statute, notify Phonak in writing of the assertion of such claim. When requested by Phonak, Borrower will execute any written instruments and do any other acts necessary to effectuate more fully the purpose and provisions of this Agreement.

                  5.6. Borrower will indemnify and save Phonak harmless from all loss, costs, damages, liability or expenses, including attorney fees, that Phonak may sustain or incur by reason of defending or protecting the Security Interest herein granted or the priority thereof, or enforcing the Obligations or the prosecution or defense of any action or proceeding concerning any matter growing out of, or connected with this Agreement, the Obligations or the Collateral.

         6. COVENANTS AS TO ACCOUNTS RECEIVABLE. Borrower hereby promises and agrees that so long as any Obligation of the Borrower to Phonak is outstanding, the following covenants will be binding upon the Borrower:

                  6.1. As of the time any Account Receivable becomes subject to the Security Interest provided for herein, Borrower shall be deemed to have warranted as to each and all of such Accounts Receivable, that each is, and all papers and documents relating thereto are, genuine, and in all respects, what they purport to be; that each Account Receivable for products or services sold or leased is valid and subsisting and arises out of a bona fide sale or lease of goods, or out of and for services theretofore actually rendered by Borrower to the Account Borrower named in the Account; that the amount of the Account represented as owing is the correct amount actually and unconditionally owing except for normal cash discounts and to Borrower's knowledge is not disputed, and except for such normal cash discounts and return rights is not subject to any set-offs, credits, deductions or counter-charges; that Borrower is the owner thereof free and clear of all liens, encumbrances and security interests of any nature whatsoever, other than those granted to Phonak or otherwise noted hereunder; and that no surety bond was required or given in connection with said Account or the contract or purchase orders out of which the same arose.

                  6.2. At any time, after an Event of Default has occurred and is continuing, Phonak may, after five days written notice to Borrower, notify and any all Account Borrowers to make payment directly to Phonak. To the extent that Phonak does not so elect, Borrower shall continue to collect the Accounts Receivable.

                  6.3. Proceeds of Accounts Receivable when received by Phonak shall, after payment of any of Phonak's expenses incurred, including attorneys fees, be applied by Phonak in payment of the Obligations secured hereby, whether or not such Obligations shall have by their terms matured, such application to be made at such intervals and upon such of said Obligations as Phonak may determine. Phonak need not apply or give credit for any such proceeds until Phonak has received final payment thereof at its offices in cash or solvent credits accepted by Phonak as such.

                  6.4. In making collection of any Account Receivable, Phonak shall have the right in its own name or in the name of Borrower to demand, collect, receive, receipt for, sue for, compound or abandon any and all amounts due or to become due on any of the Accounts Receivable and to endorse payment thereof in its own name or that of Borrower, and in its discretion to file any claim or take any other action or proceeding which Phonak may deem necessary or appropriate to protect, preserve and realize upon the Security Interest of Phonak in said Accounts Receivable and the proceeds thereof. Borrower expressly waives notice from Phonak that any Account has been defended by the Account Borrower or compromised by Phonak; it is expressly agreed that Phonak need not provide Borrower with an itemized accounting unless Borrower has given Phonak written notice requesting that accounting, within five business days after Phonak exercises any of its rights hereunder.

                  6.5. Upon receipt by Borrower of instructions from Phonak, Borrower at Borrower's expense, shall take all necessary action promptly to collect the Accounts Receivable and shall pay or deliver all proceeds thereof immediately upon receipt in the form received without mingling the same with other property and during the time Borrower has that cash in its possession, it shall be deemed to be held in Trust by Borrower for the benefit of Phonak. When and to the extent required by Phonak upon the occurrence and continuation of an Event of Default, Borrower shall (a) deposit all proceeds in a Collateral Collection Account with Phonak immediately upon receipt, or (b) notify Account Borrowers that their Accounts and contract obligations have been assigned to Phonak and shall be paid directly to Phonak.

                  6.6. Borrower shall furnish to Phonak at Borrower's expense, at least monthly, a certificate signed by an officer of Borrower setting forth balance of accounts receivable and a summary aging by clinic location of Accounts.

         7.       GENERAL COVENANTS OF BORROWER.

                  7.1. Borrower agrees that, at Borrower's expense, Phonak or its agent shall have the privilege at any time, upon request, to inspect during regular business hours any of the business properties or premises of the Borrower and the books and records of the Borrower relating not only to Accounts Receivable and Inventory or the purchasing or collecting thereof, but also relating to Borrower's general business affairs and financial condition.

                  7.2. At Phonak's request, Borrower agrees to furnish Phonak on the Dates For Delivery Financial Statements specified in Paragraph 1.15 above,
(i) a copy of its annual report on Form 10-K and annual financial statements (balance sheet and profit and loss statement at a minimum) of Borrower prepared in conformity with generally accepted accounting principles; and (ii) a copy similarly prepared of its financial statements for each fiscal quarter (except the fourth quarter) signed by the proper accounting officer of Borrower. Borrower further agrees to, from time to time, furnish such other reports, data and financial statements, including audit reports by independent certified public accountants, in respect to its business and financial condition, as Phonak may reasonably require.

                  7.3. Borrower agrees to execute and deliver such financing statement or statements, amendments thereof or supplements thereto, as Phonak may require from time to time in order to comply with the appropriate provisions of the relevant Uniform Commercial Code, and to preserve and protect the Security Interest hereby granted. Borrower further agrees to execute such further instruments and perform such further acts and things that Phonak may reasonably require in order to maintain a perfected Security Interest in Phonak with respect to the Collateral free of all other liens or claims whatsoever. In addition, Borrower agrees to mark its books, records and contracts to reflect the Security Interest of Phonak in and to all Collateral. Borrower hereby irrevocably appoints Phonak its agent and attorney-in-fact to execute such financing statements and other instruments and to do such other acts and things as may be necessary to preserve and perfect Phonak's security interest in the Collateral.

                  7.4. Borrower agrees to pay promptly when due all taxes, assessments and governmental charges upon or against Borrower or the property or obligations of Borrower in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent the same are being contested in good faith by appropriate proceedings.

                  7.5. Borrower agrees that Phonak may, at its option, at any time and without notice to Borrower, apply to the payment of any Obligations secured hereby, either due or not, the balance of any deposits, checking, savings, collateral reserve or other account of the Borrower at Phonak. As additional security for payment of the Obligations, Phonak is hereby granted a Security Interest in any other funds or property of the Borrower now or hereafter in the possession of Phonak and, with respect thereto, Phonak will have all rights and remedies specified herein.

                  7.6. Borrower agrees to pay Phonak, from time to time, upon demand all reasonable costs incurred by Phonak to Phonak for supervising and servicing the outstanding Obligations of Borrower and the Collateral securing said Obligations, including employment of an outside servicing company, and the making and maintaining by Phonak or its designated agent of records in connection therewith. Each such item of cost shall become an Obligation of Borrower and shall be secured by the Security Interest herein granted.

                  7.7. Borrower agrees that whenever the Uniform Commercial Code and the local law of the jurisdiction where the affected Collateral is located requires Borrower to sign a financing statement for filing purposes, Borrower hereby appoints Phonak or any of Phonak's representatives as Borrower's attorney and agent, with full power of substitution, to sign or endorse Borrower's name on any such financing statement or other document and authorizes Phonak to file such a financing statement in all places where necessary to perfect Phonak's security interest in the Collateral; and Borrower hereby ratifies all acts of said attorney and said substitute and agrees to hold Phonak and said attorney harmless form any acts of commission or omission or any error judgement or mistake of fact or law pertaining thereto. A photographic or other reproduction of this Agreement, or any financing statement signed by Borrower, is sufficient as a financing statement.

                  7.8. Additional Documents. Each of the parties hereto agrees to execute and deliver to the other party any and all documents and/or instruments, in addition to those otherwise provided for herein, that may be necessary and/or appropriate to effectuate the provisions of this Agreement (including but not limited to the execution of any and all Uniform Commercial Code financing statements) whether before, on or after the date of execution of this Agreement.

                  7.9. This Agreement and all its terms and provisions shall inure to the benefit of Phonak and its successors and assigns and shall be binding upon Borrower and the successors and assigns of Borrower. Each and every of the terms hereof shall govern and apply to each and every Obligation of Borrower to Phonak previously incurred, and to any Collateral therefor, to the same extent as though such Obligations had been incurred, and the Collateral therefor assigned, transferred and delivered, subsequent to the date of this Agreement.

         8. EVENTS OF DEFAULT. Borrower agrees that any one or more of the following events, conditions or acts shall constitute an Event of Default under this Agreement:

                  8.1. Failure of Borrower to make any timely payment of any amount due under the Revolving Credit Note or any notice, instrument or agreement which shall cause or permit the holder thereof to cause the Obligations of Borrower to become due prior to maturity.

                  8.2. Failure of Borrower to make any timely payment of any other Obligation when due.

                  8.3. Falsification in any material respect at any time of any statement, application or agreement furnished to Phonak by Borrower or any guarantor.

                  8.4. Failure of the Borrower or any guarantor, after request, to furnish Phonak with annual, periodic or additional financial statements in form satisfactory to Phonak or other financial information as required by Phonak, from time to time.

                  8.5. Insolvency of the Borrower or any guarantor or the inability of the Borrower or any guarantor to pay debts as they mature.

                  8.6. The execution of an Assignment for the Benefit of Creditors by Borrower, or any guarantor, or the filing or commencement of any proceedings for relief under Bankruptcy Code or insolvency laws or any laws relating from debts by Borrower hereunder or any guarantor, whether voluntary or involuntary.

                  8.7. The entry of any judgment, attachment, lien, execution or levy against Borrower or any guarantor or against the property of Borrower or guarantor in any amount which is not paid, discharged, released, bonded, stayed on appeal or otherwise fully satisfied within 30 days thereafter.

                  8.8. Failure of Borrower or any guarantor to perform any of the terms, conditions and provisions under this Agreement or any agreements between Borrower or any guarantor and Phonak.

                  8.9. Failure of Borrower or any guarantor to pledge or grant to cause to be pledged or granted to Phonak a continuing Security Interest in the Collateral, or to furnish additional Collateral immediately upon request from Phonak and Phonak, in its sole discretion, shall deem itself insecure for any reason whatsoever.

                  8.10. Dissolution of Borrower or any guarantor whether by voluntary or involuntary action.

                  8.11. Any admission, either orally or in writing, by Borrower or any guarantor, of the inability to pay debts as they mature.

                  8.12. Any and all other events or circumstances that cause Phonak in its sole discretion to deem itself insecure for any reason whatsoever, including, but not limited to, fear of removal or waste of the Collateral, or any part thereof.

         9.       REMEDIES OF PHONAK ON DEFAULT.

                  9.1. In the event that an Event of Default described in Sections 8.1 through 8.13 of this Agreement has occurred and is continuing, Phonak may, without notice or demand of any kind, declare the principal of, and any interest accrued on, all outstanding Obligations of Borrower to Phonak immediately due and payable, and thereupon all such Obligations shall become and be immediately due and payable, notwithstanding the maturity date or dates expressed in any evidence of those Obligations.

                  9.2. When any Obligation of Borrower is due and payable, either by acceleration or otherwise, and is unpaid in whole or in part, Phonak, in addition to all other rights and remedies, shall have all the rights and remedies of a secured party under the Illinois Uniform Commercial Code. Without limiting the foregoing, Phonak may require Borrower to assemble Collateral and make it available to Phonak at a place designated by Phonak which is reasonably convenient. Phonak may enter, with or without process of law and without breach of the peace, any premises where the Collateral or the books and records of Borrower related thereto is or may be located, and without charge or liability to Phonak therefor seize and remove the Collateral (and copies of Borrower's books and records in any way relating to the Collateral) from said premises and/or remain upon said premises and use the same (together with said books and records) for the purpose of collecting, preparing and disposing of the Collateral, and Borrower hereby grants Phonak a security interest in said books and records for the purpose above stated. Phonak may also, with or without notice to Borrower, unless required by law, sell the Collateral at public or private sale and Phonak or its nominee may purchase any Collateral at any sale. Any requirement of the Code for reasonable notice to the Borrower shall be met if such notice is mailed postage prepared to the Borrower at the address shown at the commencement of this Agreement, at least five days before the sale or other disposition or other event giving rise to the required notice.

         10. NOTICE. Unless otherwise provided in this Agreement or by law, any notice of any sale, disposition or other intended action by Phonak shall be deemed reasonable if it is in writing and deposited in the United States mails five business days in advance of the intended disposition or other intended action, first class, postage prepaid, and addressed to the Borrower at the address first hereinabove described or any other address designated in writing by Borrower previously received by Phonak.

         11. WAIVER. Waiver by Phonak of any Event of Default hereunder, or of any breach of the provisions of this Agreement by Borrower, shall not constitute a Waiver of any other Event of Default or breach, or of the same Event of Default or breach occurring on a future occasion.

         12. INVALIDITY OF ANY PROVISION. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under the applicable law. If any provision of this Agreement is prohibited or determined to be invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision of the remaining provisions of this Agreement.

         13. GOVERNING LAW. This Agreement, its terms and provisions, including matters of construction validity and performance, shall be governed by the laws of the State of Illinois.


         Dated at Naperville, Illinois, this 16th day of July, 1997.



                                   HEALTHCARE HEARING CLINICS, INC.


                                   By: /s/ Edwin J. Kawasaki


                                   Print Name: Edwin J. Kawasaki


                                   Title: Vice President of Finance


                                   Attest: /s/ Brian S. Thompson

                                   Title: Secretary

                  ACCEPTED this 16th day of July, 1997.


                                   PHONAK, INC.

                                   By: /s/ James G. Sherry
                                   Print Name:  James G. Sherry
                                   Title: Director of Finance

                                    GUARANTY

         Loan Agreement made and entered into this 16th day of July, 1997, by and between HEALTHCARE CAPITAL CORP., having its principal offices at 1120-595 Howe St. Vancouver, British Columbia ("Guarantor") and PHONAK, INC., having its principal offices at 850 E. Deihl Road, Naperville, Illinois ("Phonak").

         WHEREAS, Healthcare Hearing Clinics, Inc. ("Borrower") is a subsidiary of Guarantor and is a party with Phonak to a Loan and Security Loan Agreement and a Revolving Credit Note of even date herewith (which are referred to collectively as the "Loan Agreement"); and

         WHEREAS,   Phonak  has  required,  as  a  condition  precedent  to  its consummation of the transactions under the Loan Agreement, that Guarantor execute and deliver this Guaranty; and

         WHEREAS, all financial accommodations made by Phonak under the Loan Agreement will inure to the direct and material benefit of Guarantor;

         NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Phonak to consummate the transactions under the Loan Agreement, Guarantor hereby represents, warrants, and agrees to and with Phonak as follows:

         1. In order to induce Phonak to enter into the Loan Agreement, and in consideration thereof, Guarantor hereby guarantees the full, prompt and faithful performance and discharge by Borrower of all the terms, warranties, conditions and provisions of the Loan Agreement, including any modifications, amendments or supplements thereto.

         2. Guarantor further guarantees the payment of all obligations and indebtedness of Borrower to Phonak arising under the Loan Agreement or the assignment of accounts referred to therein at the time and in accordance with the terms and provisions of said Loan Agreement, including any modifications, amendments, or supplements thereto.

         3. Guarantor hereby authorizes extensions of time or other indulgences to Borrower, and agrees that Phonak may take, give up, modify, vary, exchange, renew, or abstain from perfecting or taking advantage of any security, accept or make compositions or other arrangements, discharge or release any party or parties, release on any security, and otherwise deal with Borrower and other parties and security as Phonak may deem expedient.

         4. All demands, presentments, notices of protest and of dishonor, and other notices of any kind or nature, including those of any action or nonaction of Borrower, Phonak, any co-guarantor, creditor, or other person, are expressly waived by Guarantor. Guarantor hereby waives the right to require Phonak to proceed against Borrower or any other party or to proceed against or apply any security it may hold, and waives the right to require Phonak to pursue any other remedy for the benefit of Guarantor on this Guaranty without taking any action against Borrower or any other party and without proceeding against or applying any security it may hold.

         5. Guarantor hereby guarantees that Borrower, as well as directors, officers, partners, associates, or other agents acting or purporting to act on its behalf, are empowered to enter into the Loan Agreement, and that each of them is acting within the scope of such power. Phonak shall not be required to inquire into the existence, scope or exercise of such power.

         6. Guarantor agrees to pay reasonable attorney's fees and all other costs and expenses that may be incurred by Phonak in the enforcement of this Guaranty or in the collection of any of said liabilities from Borrower or Guarantor.

         7. As one of the material inducements to Phonak to enter into the Loan Agreement, Guarantor hereby covenants, warrants and represents that Guarantor is now and at all times hereafter shall be solvent, and generally able to pay its debts as such debts become due and Guarantor now owns and shall at all times hereafter own property which at a fair valuation exceeds the sum of Guarantor's debts.

         8. Guarantor further agrees that in any action between Guarantor and Phonak arising out of this Guaranty, the items of charge and debit in Phonak's books and records relating to Borrower, and the books, records, documents, and admissions of Borrower, shall be admissible against Guarantor to the same extent as they would be admissible against Borrower.

         This Guaranty is assignable by Phonak with respect to any one or several or all of the indebtedness and obligations which it guarantees, and if it is so assigned, guarantor shall be bound as above to the assignees without affecting guarantor's liability to Phonak hereunder as to any such indebtedness or obligation retained by Phonak.

         This Guaranty shall inure to the benefit of and bind the successors and assigns of Phonak and of Guarantor, and shall be construed as the joint and several obligation of each of the Guarantor's signatories hereto when there are more than one.

         This Guaranty shall be governed, construed and interpreted by the law of the State of Illinois and cannot be amended or modified orally.

         Executed at Naperville, Illinois, on the day and year first above written.

                                           GUARANTOR:
                                           HEALTHCARE CAPITAL CORP.

                                           By:/s/ Edwin J. Kawasaki
                                           Printed Name:  Edwin J. Kawasaki
                                           Title:  Vice President-Finance